SECURITIES AND EXCHANGE COMMISSION
                                      Washington, D.C.  20549
                                               ____________

                                                FORM 10-K

                         Annual Report Pursuant to Section 13 or 15(d)
                              of the Securities Exchange Act of 1934

For the fiscal year ended December 31, 1995      Commission file number 1-4881




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                                     AVON PRODUCTS, INC.
                      (Exact name of registrant as specified in its charter)



                                            ____________








                                               EXHIBITS

                                            INDEX TO EXHIBITS

(a) 3. Exhibits

Exhibit
Number                                     Description
----------                                    --------------
3.1         Restated Certificate of Incorporation of Avon, filed with the
              Secretary of State of the State of New York on August 12, 1988 (incorporated by reference to Exhibit 3.1 to Avon's Annual Report on Form 10-K for the year ended December 31, 1993).

3.2         By-laws, as amended to April 27, 1990, of Avon (incorporated by reference to Exhibit 3.1 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990).

4.1         Instrument defining the rights of holders of Avon's preferred share purchase rights to purchase Avon's Series A
              Junior Participating Preferred Stock (reference is made to
              Article IIIA of the restated Certificate of Incorporation of Avon, filed with the Secretary of State of New York State on August 12, 1988 and included as Exhibit 3.1 to the 1993 Annual Report on Form 10-K).

4.2         Rights Agreement, dated as of March 30, 1988 (the "Rights
              Agreement"), between Avon and First Chicago Trust Company of New York (as successor to Morgan Shareholder Services Trust Company) (incorporated by reference to Exhibit 1 to Avon's Registration Statement on Form 8-A, filed April 7, 1988).

4.3         Amendment, dated as of January 3, 1989, to the Rights
              Agreement (incorporated by reference to Exhibit 3 to Avon's
             Amendment No. 1 on Form 8, filed January 4, 1989, amending its Registration Statement on Form 8-A, filed April 7, 1988).

4.4         Second Amendment, dated as of April 5, 1990, to the Rights
             Agreement (incorporated by reference to Exhibit 4(c) to Avon's Current Report on Form 8-K, dated April 5, 1990).

4.5        Third Amendment, dated as of May 10, 1990, to the Rights
              Agreement (incorporated by reference to Exhibit 4(d) to Avon's Current Report on Form 8-K, dated May 10, 1990).

4.6         Revolving Credit and Competitive Advance Facility Agreement,
              dated as of October 5, 1994, among Avon, Avon Capital

              Corporation and a group of banks and other lenders
              (incorporated by reference to Exhibit 4.1 to Avon's Report on
               Form 10-Q for the quarter ended September 30, 1994).

10.1*     Avon Products, Inc. 1993 Stock Incentive Plan, approved by stockholders May 6, 1993 (incorporated by reference to Exhibit
              10.2 to Avon's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993).

10.2*     Form of Stock Option Agreement to the Avon Products, Inc.
              1993 Stock Incentive Plan (incorporated by reference to Exhibit
              10.2 to Avon's Annual Report on Form 10-K for the year ended December 31, 1993).

10.3*     Avon Products, Inc. 1994 Long-Term Incentive Plan, effective as of January 1, 1994 (incorporated by reference to Exhibit 10.3 to Avon's Annual Report on Form 10-K for the year ended
              December 31, 1993).

10.4*      Avon Products, Inc. 1970 Stock Option Incentive Plan, as
               amended and restated through May 4, 1989 (incorporated by reference to Exhibit 4.6 to Avon's Registration Statement on Form S-8, Registration No. 33-28653, filed May 18, 1989).

10.5*       First Amendment, dated as of November 5, 1992, to the Avon
                Products, Inc. 1970 Stock Option Incentive Plan as amended and restated through May 4, 1989 (incorporated by reference to Exhibit 10.1 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993).

10.6*        Supplemental Executive Retirement Plan and Supplemental Life
                Plan of Avon Products, Inc., as amended and restated as of September 1, 1994 (incorporated by reference to exhibit 10.6 to Avon's Annual Report on Form 10-K for the year ended December 31, 1994).

10.7*       Benefit Restoration Pension Plan of Avon Products, Inc.,
                effective as of January 1, 1994 (incorporated by reference to Exhibit 10.7 to Avon's Annual Report on Form 10-K for the year ended December 31, 1994).

10.8*        Trust Agreement, amended and restated as of March 2, 1990, between Avon and Chase Manhattan Bank, N.A. (incorporated by reference to Exhibit 10.2 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990).

10.9*        First Amendment, dated as of January 30, 1992, to the Trust
                 Agreement, dated as of March 2, 1990, by and between Avon and Chase Manhattan Bank, N.A. (incorporated by reference to
                 Exhibit 10.2 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993).

10.10*       Second Amendment, dated as of June 12, 1992 to the Trust
                 Agreement, dated as of March 2, 1990, by and between Avon and Chase Manhattan Bank, N.A. (incorporated by reference to
                 Exhibit 10.3 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993).

10.11*      Third Amendment, dated as of November 5, 1992, to the Trust
                 Agreement, dated as of March 2, 1990, by and between Avon and Chase Manhattan Bank, N.A. (incorporated by reference to
                 Exhibit 10.4 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993).

10.12*      The Avon Products, Inc. Deferred Compensation Plan, as
                 amended and restated as of October 8, 1990 (incorporated by reference to Exhibit 10.5 to Avon's Annual Report on Form 10-K for the year ended December 31, 1991).

10.13*       First Amendment, dated as of November 5, 1992, to the Avon
                 Products, Inc. Deferred Compensation Plan, as amended and restated as of October 8, 1990 (incorporated by reference to Exhibit 10.5 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993).

10.14*       Trust Agreement, dated as of April 12, 1995, between Avon and
                  Chemical Bank, amending and restating the Trust Agreement as of August 3, 1989 between Avon and Manufacturers Hanover Trust Company.

10.15*        Instrument of Amendment, effective as of April 1, 1990
                   amending various employee benefit plans and agreements as stipulated in the Instrument of Amendment (incorporated by reference to Exhibit 10.3 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990).

10.16*        Employment Agreement, dated as of November 1, 1995,
                   between Avon and James E. Preston.

10.17*        Stock Option Agreement between Avon and James E. Preston
                  dated October 30, 1995.

10.18*        Non-Qualified Stock Option Award, dated as of December 5, 1991, granted by Avon to James E. Preston (incorporated by reference to Exhibit 10.11 to Avon's Annual Report on
                  Form 10-K for the year ended December 31, 1991).

10.19*        Employment Agreement, dated as of September 1, 1994,
                   between Avon and Edward J. Robinson (incorporated by reference to Exhibit 10.1 to Avon's Quarterly Report on Form 10-Q for the quarter ended September 30, 1994).

10.20*         Restricted Stock Agreement, effective as of November 4,
                   1993, granted by Avon to Edward J. Robinson (incorporated
                    by reference to Exhibit 10.21 to Avon's Annual Report on Form 10-K for the year ended December 31, 1993).

10.21*          Form of Employment Agreement, dated as of September 1,
                    1994, between Avon and certain senior officers (incorporated by reference to Exhibit 10.2 to Avon's
                     Quarterly Report on Form 10-Q for the quarter ended September 30, 1994).

10.22*          Avon Products, Inc. Directors' Retirement Plan, effective
                     as of January 1, 1988 (incorporated by reference to Exhibit 10.22 to Avon's Annual Report on Form 10-K for the year ended December 31, 1991).

10.23*          First Amendment, dated as of November 5, 1992, to the Avon
                    Products, Inc. Directors' Retirement Plan (incorporated by reference to Exhibit 10.6 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993).

10.24*         Trust Agreement, dated as of December 31, 1991, between
                    Avon and Manufacturers Hanover Trust Company
                    (incorporated by reference to Exhibit 10.23 to Avon's Annual Report on Form 10-K for the year ended
                    December 31, 1991).

10.25*         First Amendment, dated as of November 5, 1992, to the Trust
                    Agreement dated as of December 31, 1991, by and between Avon and Manufacturers Hanover Trust Company (incorporated by reference to Exhibit 10.7 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993).

11.1             Statement re computation of primary income per share.

11.2             Statement re computation of fully diluted income per share.

13                Portions of the Annual Report to Shareholders for the year ended December 31, 1995, incorporated by reference in response to Items 1,5 through 8 in this filing.

21                Subsidiaries of the registrant.

21                Subsidiaries of the registrant.

23                Consent of Coopers & Lybrand L.L.P. (set forth on page S-2 of this Annual Report on Form 10-K).

24                 Power of Attorney

27.                Financial Data Schedule

99                 Financial statements for the Avon Products, Inc.,
                     Employees' Savings and Stock Ownership Plan and the Avon Mirabella/Lomalinda Employees' Savings Plan for the year ended December 31, 1995 will be filed by amendment.

* The Exhibits identified above and in the Exhibit Index with an asterisk (*) are management contracts or compensatory plans or arrangements.